FEDERATED STOCK TRUST

SUPPLEMENT TO PROSPECTUS DATED DECEMBER 31, 1996

On page 6 of the prospectus under the section entitled "Adviser's
Background" please delete the biography of Peter R. Anderson in its entirety and insert the following as the fourth paragraph:

     "Michael P. Donnelly will be a portfolio manager of the Trust effective November 1997. Mr. Donnelly joined Federated in 1989 as an Investment Analyst and has been a Vice President of the Trust's adviser since 1994. He served as an Assistant Vice President of the Trust's adviser from 1992 to 1994. Mr. Donnelly is a Chartered Financial Analyst and received his M.B.A. from the University of Virginia."

Scott B. Schermerhorn remains as a portfolio manager of the Trust.



                                                  October 24, 1997

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        Cusip 313900102
        G01406-04 (10/97)
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